Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Prudential Series Fund, Inc.:

In planning and performing our audits of the financial
statements of The Prudential Series Fund, Inc. (comprised
of the Diversified Conservative Growth Portfolio and
Jennison 20/20 Focus Portfolio, hereafter referred to as
the "Funds") as of and for the year ended December 31,
2005, in accordance with the standards of the Public
Company Accounting Oversight Board (United States), we
considered their internal control over financial reporting,
including control activities for safeguarding securities,
as a basis for designing our auditing procedures for the
purpose of expressing our opinion on the financial
statements and to comply with the requirements of Form N-
SAR, but not for the purpose of expressing an opinion on
the effectiveness of the Funds' internal control over
financial reporting.   Accordingly, we express no such
opinion.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the company's ability to initiate, authorize, record, process or report external financial data reliably in accordance with U.S. generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the company's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Our consideration of the Funds' internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be significant deficiencies or material weaknesses under standards established by the Public Company Accounting
Oversight Board (United States). However, we noted no deficiencies in the Funds' internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be a material weakness as defined above as of December 31, 2005.

This report is intended solely for the information and use of management and the Board of Directors of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


KPMG LLP

New York, New York
February 24, 2006






Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Prudential Series Fund, Inc.:

In planning and performing our audits of the financial
statements of The Prudential Series Fund, Inc. (comprised
of the Conservative Balanced Portfolio, Diversified Bond
Portfolio, Equity Portfolio, Flexible Managed Portfolio,
Global Portfolio, Government Income Portfolio, High Yield
Bond Portfolio, Jennison Portfolio, Money Market Portfolio,
Natural Resources Portfolio, Small Capitalization Stock
Portfolio, Stock Index Portfolio and Value Portfolio,
hereafter referred to as the "Funds") as of and for the
year ended December 31, 2005, in accordance with the
standards of the Public Company Accounting Oversight Board
(United States), we considered their internal control over
financial reporting, including control activities for
safeguarding securities, as a basis for designing our
auditing procedures for the purpose of expressing our
opinion on the financial statements and to comply with the
requirements of Form N-SAR, but not for the purpose of
expressing an opinion on the effectiveness of the Funds'
internal control over financial reporting.   Accordingly,
we express no such opinion.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the company's ability to initiate, authorize, record, process or report external financial data reliably in accordance with U.S. generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the company's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Our consideration of the Funds' internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be significant deficiencies or material weaknesses under standards established by the Public Company Accounting
Oversight Board (United States). However, we noted no deficiencies in the Funds' internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be a material weakness as defined above as of December 31, 2005.

This report is intended solely for the information and use of management and the Board of Directors of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


KPMG LLP

New York, New York
February 21, 2006







Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Prudential Series Fund, Inc.:

In planning and performing our audits of the financial
statements of The Prudential Series Fund, Inc. (comprised
of the SP Aggressive Growth Asset Allocation Portfolio, SP
AIM Core Equity Portfolio, SP Balanced Asset Allocation
Portfolio, SP Conservative Asset Allocation Portfolio, SP
Davis Value Portfolio, SP Growth Asset Allocation
Portfolio, SP Large Cap Value Portfolio, SP LSV
International Value Portfolio, SP Mid-Cap Growth Portfolio,
SP PIMCO High Yield Portfolio, SP PIMCO Total Return
Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP
Small Cap Growth Portfolio, SP Small Cap Value Portfolio,
SP Strategic Partners Focused Growth Portfolio, SP T. Rowe
Price Large Cap Growth Portfolio, SP William Blair
International Growth Portfolio, hereafter referred to as
the "Funds") as of and for the year ended December 31,
2005, in accordance with the standards of the Public
Company Accounting Oversight Board (United States), we
considered their internal control over financial reporting,
including control activities for safeguarding securities,
as a basis for designing our auditing procedures for the
purpose of expressing our opinion on the financial
statements and to comply with the requirements of Form N-
SAR, but not for the purpose of expressing an opinion on
the effectiveness of the Funds' internal control over
financial reporting.   Accordingly, we express no such
opinion.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the company's ability to initiate, authorize, record, process or report external financial data reliably in accordance with U.S. generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the company's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Our consideration of the Funds' internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be significant deficiencies or material weaknesses under standards established by the Public Company Accounting
Oversight Board (United States). However, we noted no deficiencies in the Funds' internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be a material weakness as defined above as of December 31, 2005.

This report is intended solely for the information and use of management and the Board of Directors of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


KPMG LLP

New York, New York
February 24, 2006